UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2003

COMMERCE ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26453	68-0322810
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4440 Rosewood Drive
Pleasanton, CA    94588
(Address of principal executive offices including zip code)

(925) 941-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits
  Exhibits.
99.1        Press Release issued by Commerce One, Inc. dated July 23, 2003

Item 9. Regulation FD Disclosure

This current report on Form 8-K is being furnished to report information pursuant to Item 12 - Results of Operations and Financial Condition. See Item 12 below.

Item 12. Results of Operations and Financial Condition

On July 23, 2003, Commerce One, Inc. issued a press release announcing results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2003	COMMERCE ONE, INC. By: /s/ Charles Boynton Charles Boynton Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1*	Press Release issued by Commerce One, Inc. dated July 23, 2003.

*    Also provided in PDF format as a courtesy.